SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549








                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934




                                 March  12, 2004
                Date of report (Date of earliest event reported)



                              US 1 INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

     Indiana                   001-08129               95-3585609
(State of Incorporation) (Commission file number)     (IRS Employer
                                                    Identification No.)




                               1000 Colfax Street

                               Gary, Indiana 46406

           (Address of principal executive offices including zip code)


                                 (219) 944-6116

              (Registrant's telephone number, including area code)













Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

     Not applicable.

     (b)  Pro Forma Financial Statements.

     Not applicable.

     (c)  Exhibits.

     99.1 Press Release of US 1 Industries, Inc. issued March 12, 2004.


Item 12.    Results of Operations and Financial Condition.

     On March 12, 2004, US 1 Industries, Inc. issued a press release announcing the financial results of the Company for its fourth quarter and for the fiscal
year ended December 31, 2003.   A copy of the press release is hereby furnished
as Exhibit 99.1 and incorporated herein by reference.

     The information set forth under this Item 12, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   US 1 Industries, Inc.


                                   By:      /S/ Michael E. Kibler
                                        ____________________________________
                                        President and Chief Executive Officer

Dated:  March 15, 2004















                                                                 EXHIBIT 99.1
NEWS RELEASE

                     US 1 INDUSTRIES ANNOUNCES 2003 YEAR-END
                           AND FOURTH QUARTER EARNINGS


     Gary, Indiana, March 12, 2003. US 1 Industries, Inc. (OTC-BB : USOO) announced today the results for its fourth quarter and fiscal year ended December 31, 2003. Revenues for the fourth quarter increased 9.5 percent to
$30.6 million compared to $28 million in the same period in 2002.   It is the
twentieth consecutive quarter in which revenues have increased over the comparable previous year quarter.

     Fourth quarter operating income derived from operations decreased to $245,726 compared to $632,287 in the comparable quarter in 2002.

     Net income available to common shares in the fourth quarter was $127,365 or $.01 per share compared to $574,841 or $.05 per share in the comparable quarter in 2002.

     For the year ended December 31, 2003, revenues were $121.7 million, an increase of 16.9 percent over 2002 revenues of $104.2 million. Income from operations decreased to $1.7 million in 2003, compared to $2.4 million in 2002.

     Net income available to common shares in 2003 was $1.4 million or $0.12 per common share compared to $2.2 million or $0.20 per common share in 2002. Net income in 2002 included a benefit from the conversion of preferred shares into common, which increased earnings by $610,000 or $.05 per common share.

     Shareholder's Equity increased to $3.4 million for the year ended December 31, 2003 from $1.9 million for the year ended December 31, 2002.

     US 1, through its subsidiaries, operate primarily as a non-asset based service provider to independent businesses operating in the trucking and logistics industries. It offers financial resources, risk management services, insurance and information technology to small independent business owners enhancing their ability to compete in the trucking and logistics industry.

     Statements in this news release that relate to future plans, financial results or projections, events or performance, are forward-looking statements subject to a number of known and unknown risks and uncertainties that could cause actual operations or results to differ materially from those described or anticipated.



Contact: Michael Kibler
Email:    mibler@us1industries.com













                     US 1 INDUSTRIES, INC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands,            Three months ended      Twelve months ended
                                    December 31,               December 31,
Except per share data)          2003         2002          2003          2002

Operating Revenues       $    30,608    $   27,957   $    121,747  $   104,186

Operating Expenses:
  Purchased Transportation    25,377        23,258        102,047       87,349
  /Commissions
  Insurance & Claims           1,414         1,213          5,293        4,342
  Salaries, Wages, and
  other                        1,975         1,504          6,828        5,050
  General Administrative       1,596         1,349          5,856        5,043
     Total operating
     expenses                  30,362        27,324        120,024      101,784
Operating income (loss)          246           633          1,723         2,402
  Total other income
  (expense)                      (65)          (17)          (176)        (600)
Net Income before
Minority Interest        $       181    $      616          1,547        1,802
  Minority Interest
  expense                        (54)          (42)          (154)        (118)
Net Income before
Preferred Shares
Dividend                 $       127    $      574   $      1,393  $     1,684
  Preferred Share
  Dividend               $         0    $        0   $             $       (57)
  Gain on Redemption of
  Preferred Shares       $         0    $        0   $          0  $       610
Net Income to common
shares                   $       127    $      574   $      1,393  $     2,237
Earnings per share
  Earnings derived from
  Operations:                    .01           .05            .12          .15
  Earnings derived from
  Stock Conversion:              .00           .00            .00          .05
Net Earnings Per Share
Basic                            .01           .05            .12          .20
Net Earnings Per Share
Diluted                          .01           .05            .11          .20
Weight average common
Shares Outstanding -
 basic                    11,618,224    11,618,224     11,618,224   11,075,758
Weighted average common
Shares Outstanding -
 diluted                  11,940,416    11,618,224     11,940,416   11,075,758









                            US 1 INDUSTRIES, INC.
                        CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)                  December 31,       December 31
                                           2003               2002
Assets:
  Current assets                      $    20,054     $       19,236
  Fixed assets                                971              1,157
  Net assets held sale or investment           54                 54
  Non-current deferred tax asset              600                600
  Other assets                                398                397
Total assets                   $           22,077     $       21,444

Liabilities
  Current Liabilities                      15,167             16,270
  Long term debt                            3,176              3,114
  Minority Interest                           325                203
  Redeemable Preferred Stock                    0                  0
  Shareholder's equity                      3,409              1,857
Total liabilities and          $           22,077     $       21,444
shareholder's equity